SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     February 26, 2002
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                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


              California                    0-31080             68-0434802
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    (State or other jurisdiction of       (Commission         (IRS Employer
            incorporation)                File Number)     Identification No.)


1500 Soscol Avenue, Napa, California                            94559-3045
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.      Other Events.

             Earnings Release. On February 26, 2002, North Bay Bancorp issued a press release announcing its earnings for the year ended December 31, 2001. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.

         (b)      Exhibits

                  99.1 Press release announcing North Bay Bancorp's earnings for the year ended December 31, 2001.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2002.            NORTH BAY BANCORP


                                    /s/ Terry L. Robinson
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                                    By: Terry L. Robinson, President and
                                    Chief Executive Officer